UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2008

PACCAR Inc
 (Exact name of registrant as specified in its charter)

Delaware	001-14817	91-0351110
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 106th Avenue NE, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 468-7400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2008, the Board of Directors of PACCAR Inc (the “Company”) named Thomas E. Plimpton to the Company’s Board of Directors effective January 2, 2009, and John M. Pigott to the Company’s Board of Directors effective April 27, 2009.

Mr. Plimpton will serve as a Class I director for the remainder of the term of Michael A. Tembreull who is retiring from the Company and resigning from the Board effective January 2, 2009. Mr. John M. Pigott will serve as a Class III director. Neither director is expected to be named to a Board committee at this time. Mr. John M. Pigott is the brother of Mark C. Pigott, Chairman and Chief Executive Officer of the Company. There are no reportable transactions under Item 404 (a) of Regulation S-K.

Mr. Plimpton, Vice Chairman of the Company, will receive no compensation as a director. Mr. John M. Pigott will receive compensation for his services in accordance with the Company’s standard compensatory arrangements for non-employee directors. These arrangements include a prorated annual retainer of $75,000, Board meeting fees of $7,500 per meeting, and an annual restricted stock award of $90,000 prorated for 2009 to $67,500. Press releases announcing the Board action are attached as Exhibits 99.1 and 99.2 to this Report.

On November 4, 2008, the Company reported in a Current Report on Form 8-K the naming of Kirk S. Hachigian and Warren R. Staley to the Company’s Board of Directors, effective December 9, 2008. The information requested in Item 5.02(d)(3) was not available at that time. PACCAR is filing this amendment to its November 4, 2008 Current Report on Form 8-K to report that on December 9, 2008, the Company’s Board of Directors appointed Mr. Hachigian to the Compensation Committee and Mr. Staley to the Nominating and Governance Committee. Both appointments are effective January 1, 2009.

Item 7.01 Regulation FD Disclosure.

On December 9, 2008, the Company issued a press release announcing both a special and quarterly dividend and commenting on market conditions. The announcement, a copy of which is furnished as Exhibit 99.3 to this Report, is incorporated herein by reference.

This Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. More information about these factors is contained in the Company’s filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following are furnished as Exhibits to this Report.

Exhibit Number	Description
99.1 99.2 99.3	Press release of December 10, 2008 regarding Thomas E. Plimpton Press release of December 10, 2008 regarding John M. Pigott Press release of December 9, 2008 announcing dividends

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Inc
Date: December 12, 2008	By:	/s/ D. C. Anderson
D. C. Anderson
Vice President and General Counsel